JOINT FILER INFORMATION

This Statement on Form 4 is filed by Insight Capital Partners III, L.P., Insight Capital Partners III-Co-Investors, L.P., Insight Capital Partners III (Cayman), L.P., Insight Venture Associates III, LLC, Jeffrey Horing, Scott Maxwell, Jerry Murdock, Deven Parekh and Peter Sobiloff.

The principal business address of each of the Reporting Persons is 680 Fifth Avenue, New York, NY 10019.

Name of Designated Filer: Insight Capital Partners III, L.P. Date of Event Requiring Statement: December 23, 2003 Issuer Name and Ticker or Trading Symbol:
Click Commerce, Inc. (CKCM)


                               INSIGHT CAPITAL PARTNERS III, L.P.

                               By:    INSIGHT VENTURE ASSOCIATES III, LLC
                                      Its General Partner


                                            By:    /s/ Jeffrey Horing
                                                 -------------------------------
                                                   Jeffrey Horing
                                                   Managing Member


                               INSIGHT CAPITAL PARTNERS III-CO-INVESTORS, L.P.

                               By:    INSIGHT VENTURE ASSOCIATES III, LLC
                                      Its General Partner


                                            By:    /s/ Jeffrey Horing
                                                 -------------------------------
                                                   Jeffrey Horing
                                                   Managing Member


                               INSIGHT CAPITAL PARTNERS III (CAYMAN), L.P.

                               By:    INSIGHT VENTURE ASSOCIATES III, LLC
                                      Its General Partner


                                            By:    /s/ Jeffrey Horing
                                                 -------------------------------
                                                   Jeffrey Horing
                                                   Managing Member


                               INSIGHT VENTURE ASSOCIATES III, LLC

                                            By:    /s/ Jeffrey Horing
                                                 -------------------------------
                                                   Jeffrey Horing
                                                   Managing Member


                                            By:    /s/ Jeffrey Horing
                                                 -------------------------------
                                                   Jeffrey Horing


                                            By:    /s/ Scott Maxwell
                                                 -------------------------------
                                                   Scott Maxwell

                                            By:    /s/ Jerry Murdock
                                                 -------------------------------
                                                   Jerry Murdock


                                            By:    /s/ Deven Parekh
                                                 -------------------------------
                                                   Deven Parekh


                                            By:    /s/ Peter Sobiloff
                                                 -------------------------------
                                                   Peter Sobiloff